UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2011

HUDSON HOLDING CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-15936	20-3766053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Town Square Place, Suite 1500A, Jersey City, New Jersey	07310
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (201) 216-0100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, Hudson Holding Corporation, a Delaware corporation (“Hudson”), Rodman & Renshaw Capital Group, Inc., a Delaware corporation (“Rodman”), and HHC Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Rodman, entered into that certain Agreement and Plan of Merger, dated January 4, 2011 (the “Merger Agreement”), pursuant to which Rodman has agreed to acquire all of the outstanding shares of Hudson common stock in a stock-for-stock merger (the “Merger”). In connection with the Merger Agreement, as more fully described below, Hudson entered into amendments to: (i) terminate certain registration rights agreements, effective upon the Effective Time (as defined in the Merger Agreement) of the Merger, and (ii) remove references to registration rights in that certain Warrant No. 001, issued on June 20, 2008 to Seaport Hudson LLC, a Delaware limited liability company (“Seaport”), to purchase 4,000,000 shares of Hudson’s common stock (the “Warrant”), effective upon the Effective Time.

Agreement to Terminate 2008 Registration Rights Agreement; Warrant Amendment

On January 4, 2010, Hudson and Seaport entered into that certain Agreement to Terminate Registration Rights Agreement (the “Agreement to Terminate”), whereby the parties agreed to terminate that certain Registration Rights Agreement, dated June 20, 2008, by and between the parties (the “2008 Registration Rights Agreement”), effective upon the Effective Time. The 2008 Registration Rights Agreement provides Seaport with certain registration rights with respect to the shares underlying the Warrant.

In conjunction with the execution of the Agreement to Terminate, on January 4, 2011, Hudson and Seaport also entered into that certain Amendment to Stock Purchase Warrant (the “Warrant Amendment”) to, among other things, amend the terms of the Warrant to eliminate references to the 2008 Registration Rights Agreement, effective upon the Effective Time.

Seaport is one of Hudson’s largest stockholders, beneficially owning approximately 22% of Hudson’s common stock as of June 24, 2010.

Agreement to Terminate 2009 Registration Rights Agreement

On January 5, 2011, Hudson, Seaport, Ken Pasternak, Anthony M. Sanfilippo and Ajay Sareen entered into that certain Consent of Majority Investor Holders and Majority Management Holders to Termination of Registration Rights Agreement, dated as of January 4, 2011 (the “Consent to Terminate”). Pursuant to the terms of the Consent to Terminate, the parties agreed, among other things, to terminate that certain Registration Rights Agreement, as amended, dated October 14, 2009, by and among Hudson, Seaport, Ken Pasternak, Anthony M. Sanfilippo, Ajay Sareen and certain other stockholders and investors as indicated on the signature pages thereto (the “2009 Registration Rights Agreement”), effective upon the Effective Time. The 2009 Registration Rights Agreement provides the parties thereto other than Hudson with certain demand and incidental registration rights with respect to their holdings of Hudson’s common stock.

Ken Pasternak is the Chairman and a director of Hudson and beneficially owned approximately 23% of Hudson’s common stock as of June 24, 2010. Anthony M. Sanfilippo is Hudson’s Chief Executive Officer and serves as a director of Hudson, and Ajay Sareen is the Chief Administrative Officer of Hudson Securities, Inc., a wholly owned subsidiary of Hudson.

Copies of the Agreement to Terminate, Warrant Amendment and Consent to Terminate are attached hereto as Exhibits 10.1, 4.1 and 10.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. You are encouraged to read these documents for a more compete understanding of their terms. The foregoing descriptions of the Agreement to Terminate, Warrant Amendment and Consent to Terminate are qualified in their entirety by reference to the full text of such documents.

Item 3.03	Material Modification of Rights of Security Holders.

As discussed in more detail in Item 1.01 of this Current Report on Form 8-K, pursuant to the Agreement to Terminate and Consent to Terminate, respectively, effective upon the Effective Time, the 2008 Registration Rights Agreement and the 2009 Registration Rights Agreement shall be terminated. In addition, effective upon the Effective Time, pursuant to the Warrant Amendment, the Warrant shall be amended to, among other things, eliminate references to the 2008 Registration Rights Agreement.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Forward-Looking Statements

Statements in this Current Report on Form 8-K that relate to Hudson’s beliefs, expectations, intentions, strategies, plans, objectives, and performance, including Hudson’s ability to close the Merger and the effects thereof pursuant to the Agreement to Terminate, Warrant Amendment and Consent to Terminate, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Hudson intends that all such statements be subject to the “safe harbor” provisions of those Acts. Future events, risks and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from those expressed or implied in these forward-looking statements. The material factors and assumptions that could cause actual results to differ materially from current expectations include, without limitation: (1) the inability to close the Merger in a timely manner; (2) the inability to complete the Merger due to the failure to obtain stockholder approval and adoption of the Merger Agreement and approval of the Merger or the failure to satisfy other conditions to completion of the Merger, including required regulatory and court approvals; (3) the failure of the transaction to close for any other reason; and (4) actions taken, or conditions imposed by, the United States or foreign governments. Risk factors, cautionary statements and other conditions which could cause Hudson’s actual results to differ from management’s current expectations are contained in Hudson’s filings with the Securities and Exchange Commission. Hudson undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Amendment to Stock Purchase Warrant, dated January 4, 2011, by and between Hudson Holding Corporation and Seaport Hudson LLC.

10.1	Agreement to Terminate Registration Rights Agreement, dated January 4, 2011, by and between Hudson Holding Corporation and Seaport Hudson LLC.

10.2	Consent of Majority Investor Holders and Majority Management Holders to Termination of Registration Rights Agreement, dated as of January 4, 2011, by and between Hudson Holding Corporation, Seaport Hudson LLC, Ken Pasternak, Anthony M. Sanfilippo and Ajay Sareen.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON HOLDING CORPORATION

Dated: January 10, 2011	By:	/s/ Anthony M. Sanfilippo
		Name:	Anthony M. Sanfilippo
		Title:	Chief Executive Officer

Exhibit Index

Exhibit Number	Description

4.1	Amendment to Stock Purchase Warrant, dated January 4, 2011, by and between Hudson Holding Corporation and Seaport Hudson LLC.

10.1	Agreement to Terminate Registration Rights Agreement, dated January 4, 2011, by and between Hudson Holding Corporation and Seaport Hudson LLC.

10.2	Consent of Majority Investor Holders and Majority Management Holders to Termination of Registration Rights Agreement, dated as of January 4, 2011, by and between Hudson Holding Corporation, Seaport Hudson LLC, Ken Pasternak, Anthony M. Sanfilippo and Ajay Sareen.

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